UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549


                              FORM 8-K


          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                 THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported) July 25, 1996
                                                     -------------

                            NEW CF&I, INC.


State of Delaware                  0-20781             93-1086900
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(State or other jurisdiction of  (Commission        (IRS Employer
incorporation or organization)     File No.)     Identification No.)


1000 SW Broadway, PO Box 5368, Portland, Oregon            97205
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(Address of principal executive offices)                 (Zip Code)


                            (503) 223-9228
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        (Registrant's telephone number, including area code)


                         Not Applicable
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(Former name and former address and former fiscal year, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) On July 25, 1996, New CF&I, Inc. (the "Company") dismissed its prior certifying accountants, Coopers & Lybrand L.L.P. ("C&L").

     (b) The reports of C&L on the financial statements of the Company for the two fiscal years preceding the date hereof contained no adverse opinion or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     (c) The decision to dismiss C&L was approved by the Company's audit committee of the board of directors and ratified by its entire board of directors.

     (d) During the two most recent fiscal years and the subsequent interim periods to the date hereof, there have been no disagreements with C&L on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of C&L would have caused them to make reference thereto in their report on the financial statements for such years.

     (e) During the two most recent fiscal years and the subsequent interim periods to the date hereof, there were no reportable events (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

     (f) The Company has requested that C&L furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter will be filed as an Exhibit to an amendment to this Form 8-K within 10 business days of the filing of this report.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

     (c)  Exhibits

          *16. Letter from Coopers & Lybrand L.L.P. re change in certifying accountant.

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*  To be filed by amendment.
                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 26, 1996
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                         NEW CF&I, INC.



                         By  /s/ L. Ray Adams
                            -------------------------------------
                             L. Ray Adams
                             Vice President of Finance and Chief
                             Financial Officer